Fees and Expenses - TappAlpha S&P 500 Growth & Daily Income ETF - TappAlpha S&P 500 Growth & Daily Income ETF Class	May 01, 2026
Prospectus [Line Items]
Expense Heading [Optional Text]	In the Fees and Expenses of the Fund section, delete the Fee Table and replace with the following:
Expense Narrative [Text Block]
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Expenses Restated to Reflect Current [Text]	Restated to reflect current fees and expenses.
Operating Expenses Caption [Optional Text]	Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Expense Example [Heading]	In the Example section, delete the table and replace with the following: